Exhibit 99.1

Ainos Announces FINRA Approval of Name Change and Ticker Symbol Change to “AIMD”, Engages Firm to Explore Listing Requirements of National Securities Exchanges

San Diego, CA, May 24, 2021 – Ainos, Inc., f/k/a Amarillo Biosciences, Inc. (“we”, “our”, or the “Company”), (OTCPK: AIMD), is pleased to announce that the Financial Industry Regulatory Authority, Inc. (“FINRA”) approved the Company’s name change to “Ainos, Inc.” and “AIMD” as its new ticker symbol.

Effective today, the Company's common stock will trade under the symbol "AIMD” and the new CUSIP number identifying our common stock is 00902F105.  These changes follow the Company’s announcement in April 21, 2021 of the successful completion of a securities purchase transaction with Ainos, Inc., a Cayman Islands corporation (the “Investor” or “Ainos KY”).

The Company has also signed a consulting agreement with Donohoe Advisory Associates LLC to assist the Company in evaluating listing requirements of National Securities Exchanges in the U.S.

About Ainos, Inc.

Ainos, Inc., a Texas corporation (f/k/a Amarillo Biosciences, Inc.) is a diversified healthcare company engaged in the discovery and development of pharmaceutical and biotech products.  Our goal is to introduce novel products that actively stimulate and rejuvenate the human body to combat disease and enhance the ability to heal.  The Company is currently focusing on point-of-care testing rapid test kit products that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginitis and helicobacter pylori (H. pylori) bacterial infection. The Company currently has offices in the United States and Taiwan.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company’s ability to meet listing requirements of National Securities Exchanges; the Company’s limited cash and history of losses; the Company’s ability to achieve profitability; intense competition and rapidly advancing technology in the Company’s industry that may outpace its technology; customer demand for the products and services the Company develops; the impact of competitive or alternative products, technologies and pricing; the Company’s ability to manufacture any products it develops; the Company’s ability to license and commercialize its patent assets; general economic conditions and events and the impact they may have on the Company and its potential customers, including but not limited to the impact of COVID-19; the Company’s ability to obtain adequate financing in the future; the impact of promulgation and implementation of regulations by the U.S. Food and Drug Administration (“FDA”) and by foreign governmental authorities with functions similar to those of the FDA on the Company’s operations and technology; lawsuits and other claims by third parties or investigations by various regulatory agencies governing the Company’s operations; the Company’s ability to secure regulatory approvals for its products; and our success in managing the risks involved in the foregoing items.

Any forward-looking statement made by us in this press release speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact:

AINOS, INC. (f/k/a Amarillo Biosciences, Inc.)

Lawrence Lin

Tel: (806) 376-1741

Email: lawrence@ainos.com